UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.
The semi-annual report to stockholders pursuant to Rule 30e-1 under the Investment Company Act, of 1940, as amended, for the six months ended December 31, 2021 is filed herewith.

    Semi-Annual Report
    December 31, 2021

priorityincomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this semi-annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the six months ended December 31, 2021. Priority has provided its stockholders cash distributions each month for the past eight years, and Priority recently increased its quarterly bonus distributions to stockholders for the sixth time since August 2020.

Priority paid to our stockholders a dividend yield for the period ended December 31, 2021 of 9.8%, based on the “Class R Shares” offering price of $13.63 at December 31, 2021, 10.4% based on the “Class RIA Shares” offering price of $12.81 at December 31, 2021 and 10.5% based on the “Class I Shares” offering price of $12.71 at December 31, 2021.

In addition to the aforementioned bonus distribution increases, NAV per share also increased by 9.1% during the 2021 calendar year since December 31, 2020, from $11.60 to $12.66.

Priority Update
In this semi-annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated.

Calendar year 2021 focused on the reopening of the US economy from the shutdowns due to the impact of the global spread of COVID-19. The U.S. economy and the Senior Secured Loan market rebounded strongly during the year:
–The U.S. unemployment rate peaked at 14.7% in April 2020 and has improved since such time. As of December 2021, the U.S. unemployment rate had decreased to 3.9%.(1)
–U.S. gross domestic product (“GDP”) grew at 2.3% and 6.9% annualized rates in Q3 and Q4 of 2021 respectively, adding to growth of 6.3% and 6.9% annualized for Q1 and Q2 2021 respectively .(2)
–The S&P / LSTA Leveraged Loan Index (“S&P / LSTA Index”) troughed at 76.23 on March 23, 2020, the lowest level since the 2008 and 2009 financial crisis, before rebounding to 96.19 as of December 31, 2020.(3)
–The S&P / LSTA Index continued to rally throughout 2021, reaching 98.64 as of December 31, 2021.
–Defaults in the senior secured loan market have continued to decrease from 2020. The trailing twelve month market default rate decreased from 4.17% at September 30, 2020 to 0.29% at December 31, 2021.(5) Priority has continued to significantly outperform the overall market with a 0.15% default rate as of December 31, 2021.
–We have been able to achieve this outperformance by (i) working with best-in-class fixed income managers, (ii) leveraging Prospect Capital Management's own 30+ year track record in investing in credit markets, and (iii) ensuring that the CLOs in which we invest are well diversified. As of December 31, 2021, Priority’s exposure to the oil & gas industry was limited to 2.2% and exposure to the retail industry was limited to 3.0%.
–As of December 31, 2021, Priority held 166 total CLO investments, including 139 CLO equity investments and 27 CLO debt investments.
–We have achieved diversity across over approximately 2,300 different Senior Secured Loans to over 1,000 companies, representing underlying collateral of $74.1 billion of Senior Secured Loans.
–Our largest exposure to an underlying Senior Secured Loan or borrower is 1.00% of our portfolio.
–As a result, a default or loss from one specific company is unlikely to significantly impact the performance of the Company.

Since our annual report in June 2021, we continued to implement Priority’s strategy of targeting attractive risk-adjusted investments in CLO debt and CLO equity that further our primary objective of providing our stockholders with current income. Priority accomplished the following in the second half of calendar year 2021:
–Priority invested in 21 CLO equity investments totaling $89.0 million in cost basis and 2 debt investments totaling $2.1M in cost basis.
–For full calendar year 2021, Priority invested in (i) 48 equity investments totaling $199.6M in cost basis and (ii) 2 debt investments totaling $2.1M in cost basis. One debt position was redeemed for a realized internal rate of return of 22%.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            5

Priority benefited from tightening of corporate credit spreads by executing five capital markets issuances in 2021, which achieved our goals of extending preferred equity maturities while also lowering the Company’s cost of capital:
–In March 2021 we issued an additional series of preferred equity, Series G (NYSE: PRIFG), resulting in gross proceeds of $36.8 million. The issuance of preferred equity helped us achieve our target leverage for the Company of approximately 0.50x to 0.60x debt plus preferred equity to common equity.
–In May 2021 we issued our second preferred equity transaction of the year, Series H (NYSE: PRIFH), resulting in gross proceeds of $29.9 million. We used the net proceeds from the offering of PRIFH to redeem all of the Company’s existing Series B preferred equity.
–In June 2021 we issued our third preferred equity transaction of the year, Series I (NYSE: PRIFI), resulting in gross proceeds of $40.0 million. We used the net proceeds from the offering of PRIFI to redeem all the Company’s existing Series C preferred equity.
–In August 2021, we issued our fourth preferred equity transaction of the year, Series J (NYSE: PRIFJ), resulting in gross proceeds of $39.5 million. We used the net proceeds from the offering of PRIFJ to redeem all the Company’s existing Series A preferred equity.
–In October 2021, we issued our fifth preferred equity transaction of the year, Series K (NYSE: PRIFK), resulting in gross proceeds of $40.0 million. We used the net proceeds from the offering of PRIFK to redeem all the Company’s existing Series E preferred equity.

CLO Market Commentary
Due to the reopening of the global economy after the impact of the spread of COVID-19, issuance in the U.S. CLO market increased to record levels in 2021. U.S. CLO issuance in calendar year 2021 was $184.8 billion, nearly double the $93.1 billion of issuance in calendar year 2020.(6) CLOs represented 73% of the buyer base in the institutional Senior Secured Loan market in 2021, highlighting the importance of the CLO market.(7)

The volume of CLO refinancings and CLO resets (also known as extensions) significantly increased in 2021 as CLO liability spreads tightened after the volatility over the past 24 months. A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread without a change in CLO maturity. The CLO refinancing at lower rates directly benefits the equity investors in CLOs, given that such refinancing reduces the spread cost of CLO financing. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by two to five years. Priority participated in 17 reset and refinancing transactions in the second half of 2021.

CLO research analysts are projecting 2022 CLO issuance to decrease from the prior 2021 record year while still maintaining robust volumes on an historical basis:
–Barclays: $135 - $145 billion(8)
–Bank of America Merrill Lynch: $140 billion(9)
–Citigroup: $165 billion(10)
–JP Morgan: $130-140 billion(11)
–Morgan Stanley: $160 billion(12)
–Nomura: $145 billion(13)

We believe the following factors indicate that the long-term fundamentals for the investments held by Priority remain attractive: (1) Priority continued to increase its number of investments with 166 investments as of December 31, 2021, (2) Priority’s portfolio trailing twelve month (“TTM”) default rate as of December 31, 2021 stood at 0.15% (significantly less than the market TTM default rate of 0.29%)(3), (3) rating agencies have continued to upgrade CCC rated Senior Secured Loan issuers(4), and (4) loan prices continued to rally throughout 2021, benefiting Priority’s existing CLO investments.(3)

Dividend Policy
To qualify for U.S federal income tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes (1) interest income from our underlying collateralized loan obligation (“CLO”) debt and equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income.

Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

M. Grier Eliasek
Chairman and Chief Executive Officer

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            6

The Senior Secured Loans in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the global impact of the spread of COVID-19 or unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
__________________________
1.U.S. Bureau of Labor Statistics
2.U.S. Bureau of Economic Analysis
3.S&P Capital IQ - S&P-LSTA Leveraged Loan Index
4.BofA Global Research, February 16, 2022
5.S&P Capital IQ
6.Citigroup - Weekly US & Europe CLO Issuance Recap + 2022 Global CLO Outlook
7.S&P LCD Quarterly PowerPoint Q4 2021
8.Barclays – 2022 Outlook
9.BofA Global Research – 2022 Year Ahead Outlook - CLO
10.Citigroup - 2022 Global CLO Outlook
11.J.P. Morgan – The 2022 CLO Outlook
12.Morgan Stanley – 2022 CLO Outlook
13. 2022 CLO Outlook

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            7

Portfolio Composition - At a Glance

Top Ten Holdings
As of December 31, 2021

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
Cedar Funding IV CLO, Ltd.	Subordinated Notes	7/23/2030	20,882,436	4.1%
Voya CLO 2018-1, Ltd.	Subordinated Notes	4/18/2031	16,139,257	3.2%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	10/24/2030	15,717,099	3.1%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	10/20/2031	15,324,574	3.0%
Madison Park Funding XIV, Ltd.	Subordinated Notes	10/22/2030	14,579,883	2.9%
Columbia Cent CLO 29 Limited	Subordinated Notes	7/21/2031	14,463,322	2.8%
Cedar Funding XI, Ltd.	Subordinated Notes	5/28/2032	14,031,872	2.8%
Voya CLO 2019-1, Ltd.	Subordinated Notes	4/15/2031	13,898,449	2.7%
OZLM XXII, Ltd.	Subordinated Notes	1/17/2031	13,238,404	2.6%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	4/15/2030	12,934,530	2.5%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,300
Dollar Amount of Loans Underlying the Company’s CLO Investments	$73.8 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.15%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.13%

Legal Maturity of Portfolio Securities

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            8

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,300
Largest exposure to any individual borrower	1.02%
Average individual borrower exposure	0.06%
Aggregate exposure to 10 largest borrowers	6.37%
Aggregate exposure to senior secured loans	99.96%
Weighted average stated spread	3.4%
Weighted average LIBOR floor	0.72%
Weighted average percentage of floating rate loans with LIBOR floors	51.1%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B1/B2
Weighted average maturity of underlying collateral	4.7 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
December 31, 2021	0.00% / 0.00%	0.00% / 0.00%	0.04% / 0.01%	2.23% / 1.43%	26.70% / 22.73%	65.83% / 68.94%	4.95% / 6.01%	0.68% / 1.32%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            9

Statement of Assets and Liabilities (unaudited)
As of December 31, 2021

Assets
Investments, at fair value (amortized cost $841,563,630)	$776,468,887
Cash	21,049,551
Interest receivable	1,704,512
Receivable for capital shares sold	1,545,645
Deferred financing costs on Revolving Credit Facility (Note 11)	455,553
Deferred common stock offering costs (Note 5)	436,967
Prepaid expenses	147,203
Due from affiliate (Note 5)	96,138
Total assets	801,904,456

Liabilities
Term Preferred Stock; ($0.01 par value; 50,000,000 shares authorized; 1,094,065 Series D Term Preferred Stock outstanding with net offering costs of $326,197 and unamortized discount of $682,182; 1,233,428 Series F Term Preferred Stock outstanding with net offering costs of $138,160 and unamortized discount of $755,789; 1,472,000 Series G Term Preferred Stock outstanding with net offering costs of $251,387 and unamortized discount of $1,002,159; 1,196,000 Series H Term Preferred Stock outstanding with net offering costs of $265,302 and unamortized discount of $834,114; 1,600,000 Series I Term Preferred Stock outstanding with net offering costs of $231,486 and unamortized discount of $1,167,629; 1,580,000 Series J Term Preferred Stock outstanding with net offering costs of $246,980 and unamortized discount of $1,175,833) (Note 7)	197,310,107
Revolving Credit Facility (Note 11)	24,800,000
Notes payable (less unamortized discount and debt issuance costs of $642,540) (Note 12)	14,357,460
Due to Adviser (Note 5)	8,250,764
Dividends payable	6,835,354
Due to administrator (Note 5)	1,298,788
Accrued expenses	1,119,188
Preferred dividend payable	—
Interest payable	117,176
Total liabilities	254,088,837
Cumulative Preferred Stock, par value $0.01 per share (50,000,000 shares authorized; 1,600,000 Series K Cumulative Preferred Stock outstanding with net offering costs of $247,588 and unamortized discount of $1,250,000 as of December 31, 2021) at carrying value plus cumulative accrued and unpaid dividends of $7,776 (Note 7)	38,510,188
Net Assets Applicable to Common Shares	$509,305,431

Components of net assets:
Common stock, $0.01 par value; 150,000,000 shares authorized; 40,219,690 shares issued and
outstanding (Note 4)	$402,197
Paid-in capital in excess of par (Note 4)	462,406,516
Total distributable earnings	46,496,718
Net Assets Applicable to Common Shares	$509,305,431

Net asset value per Common Share	$12.66
See accompanying notes to financial statements.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            10

Statement of Operations (unaudited)
For the six months ended December 31, 2021

Investment income
Interest income from investments	$63,236,406
Total investment income	63,236,406
Expenses
Incentive fee (Note 5)	8,610,795
Base management fee (Note 5)	7,503,876
Total investment advisory fees	16,114,671

Preferred dividend expense	7,511,395
Administrator costs (Note 5)	1,173,523
Interest expense and credit facility expense	1,024,081
Transfer agent fees and expenses	802,824
Valuation services	614,394
Amortization of common stock offering costs (Note 5)	241,779
Report and notice to shareholders	226,929
Audit and tax expense	211,479
Insurance expense	127,733
General and administrative	107,337
Director fees	93,750
Legal expense	51,019
Adviser shared service expense (Note 5)	20,000
Total expenses	28,320,914
Expense Support Repayment (Note 5)	—
Net expenses	28,320,914
Net investment income	34,915,492
Net realized loss and net change in unrealized appreciation (depreciation) on investments
Net realized loss on investments	(8,524,902)
Net change in unrealized appreciation (depreciation) on investments	22,079,647
Net realized loss and net change in unrealized appreciation (depreciation) on investments	13,554,745
Net realized loss on repurchase of preferred stock	(1,668,530)
Net increase in net assets resulting from operations	$46,801,707
Dividends declared on Cumulative Preferred Stock	(661,104)
Net Increase in Net Assets Resulting from Operations applicable to Common Stockholders	$46,140,603

See accompanying notes to financial statements.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            11

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	December 31, 2021	June 30, 2021
	(unaudited)
Net increase (decrease) in net assets resulting from operations applicable to Common Stockholders:
Net investment income	$34,915,492	$63,820,766
Net realized loss on investments	(8,524,902)	(1,305,864)
Net change in unrealized appreciation (depreciation) on investments	22,079,647	38,454,444
Net realized (loss) gain on repurchase of preferred stock	(1,668,530)	(1,600,048)
Net increase (decrease) in net assets resulting from operations applicable to Common Stockholders	46,801,707	99,369,298
Distributions to common stockholders:
Dividends from earnings (Notes 6 and 8)	(26,275,640)	(20,598,582)
Return of capital (Notes 6 and 8)	—	(23,287,387)
Total distributions to common stockholders	(26,275,640)	(43,885,969)
Distributions to Series K Cumulative Preferred stockholders:
Dividends from earnings (Notes 6 and 8)	(661,104)	—
Total distributions to Series K Cumulative Preferred stockholders	(661,104)	—
Capital transactions:
Gross proceeds from shares sold (Note 4)	45,442,150	47,608,280
Commissions and fees on shares sold (Note 5)	(2,601,958)	(2,940,372)
Repurchase of common shares (Note 4)	(9,274,266)	(17,333,315)
Reinvestment of distributions (Note 4)	7,589,955	17,666,417
Net increase in net assets from capital transactions	41,155,881	45,001,010
Total increase (decrease) in net assets	61,020,844	100,484,339
Net assets:
Beginning of year	448,284,587	347,800,248
End of year	$509,305,431	$448,284,587

See accompanying notes to financial statements.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            12

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2021

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$46,801,707
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	241,779
Accretion of purchase discount, net	14,933,950
Amortization of term preferred stock deferred offering costs	152,994
Amortization of term preferred stock discount	468,870
Amortization of notes payable debt issuance costs	4,670
Amortization of notes payable discount	9,933
Amortization of deferred financing costs on Revolving Credit Facility (Note 11)	106,270
Purchases of investments	(91,087,390)
Repayments from investments	13,738,704
Payment-in-kind interest	(289,194)
Net realized loss on investments	8,524,902
Net change in unrealized appreciation (depreciation) on investments	(22,079,647)
Net realized loss on repurchase of preferred stock	1,668,530
(Increase) Decrease in operating assets:
Deferred common stock offering costs (Note 5)	(467,844)
Interest receivable	59,152
Due from affiliate (Note 5)	76,248
Prepaid expenses	(119,227)
Increase (Decrease) in operating liabilities:
Due to adviser (Note 5)	268,275
Accrued expenses	(566,055)
Due to administrator (Note 5)	482,003
Preferred dividend payable	(363,968)
Interest payable	23,634
Net cash used in operating activities	(27,411,704)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	43,776,401
Commissions and fees on shares sold (Note 5)	(2,491,177)
Distributions paid to common stockholders	(11,850,626)
Repurchase of common shares (Note 4)	(9,274,266)
Term preferred stock issuance costs, paid and deferred	(292,136)
Cumulative Preferred Stock issuance costs, paid and deferred	(247,588)
Proceeds from the issuance of term preferred stock (Note 7)	38,265,625
Proceeds from the issuance of Cumulative Preferred Stock (Note 7)	38,750,000
Repurchases of term preferred stock (Note 7)	(62,248,475)
Distributions paid to Cumulative Preferred Stockholders	(653,328)
Borrowings under Revolving Credit Facility (Note 11)	61,800,000
Repayments of Revolving Credit Facility (Note 11)	(53,200,000)
Deferred financing costs on Revolving Credit Facility (Note 11)	(148,294)
Net cash provided by financing activities	42,186,136
Net increase in cash	14,774,432
Cash, beginning of period	6,275,119
Cash, end of period	$21,049,551

Non-cash financing activity:
Value of shares issued through reinvestment of distributions	$7,589,955
Supplemental disclosure:
Cash paid for interest	$879,573
Cash paid for Term Preferred Stock and Cumulative Preferred Stock	$7,906,827
See accompanying notes to financial statements.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            13

Schedule of Investments (unaudited)
As of December 31, 2021

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)(7)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$—	$—	—%
Apidos CLO XVIII-R	Subordinated Notes	11.21%	10/22/2030	9/26/2018	410,000	516,092	408,942	0.1%
Apidos CLO XX	Subordinated Notes	26.60%	7/16/2031	3/4/2020	12,500,000	6,778,940	8,128,294	1.6%
Apidos CLO XXI	Subordinated Notes	0.53%	7/19/2027	5/13/2015	5,000,000	3,440,122	2,423,200	0.5%
Apidos CLO XXII	Subordinated Notes	17.72%	4/21/2031	9/17/2015	9,894,611	6,493,312	7,105,305	1.4%
Apidos CLO XXIV	Subordinated Notes	19.68%	10/21/2030	5/17/2019	6,750,000	4,242,864	4,376,602	0.9%
Apidos CLO XXVI	Subordinated Notes	15.53%	7/18/2029	7/25/2019	6,000,000	4,526,667	4,698,905	0.9%
Babson CLO Ltd. 2015-I	Subordinated Notes	8.57%	1/20/2031	4/1/2015	3,400,000	2,260,213	1,616,814	0.3%
Barings CLO Ltd. 2018-III(6)	Subordinated Notes	—%	7/20/2029	10/10/2014	397,600	192,566	149,299	0.0%
BlueMountain CLO 2012-2 Ltd.(6)(7)	Subordinated Notes	—%	11/20/2028	1/7/2015	3,000,000	1,291,541	484,010	0.1%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	3.70%	10/22/2030	10/1/2015	1,900,000	1,549,868	1,064,263	0.2%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	20.39%	10/20/2034	11/18/2021	8,906,000	7,428,466	7,176,237	1.4%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	20.86%	7/25/2034	12/15/2021	6,000,000	5,352,485	5,307,441	1.0%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	13.02%	10/21/2030	8/22/2017	2,500,000	2,218,061	1,993,208	0.4%
California Street CLO IX, Ltd.	Preference Shares	24.92%	7/16/2032	12/13/2019	4,670,000	2,173,173	2,311,033	0.5%
California Street CLO XII, Ltd.(6)(7)	Subordinated Notes	—%	10/15/2025	9/14/2015	14,500,000	—	—	—%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	9.88%	8/14/2030	6/23/2016	17,550,000	12,102,443	8,655,919	1.7%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	10.77%	1/15/2031	12/22/2016	11,839,488	7,301,035	6,184,686	1.2%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	19.76%	4/17/2031	2/25/2016	12,870,000	8,206,292	8,696,555	1.7%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	11.24%	7/28/2031	5/23/2018	15,000,000	13,214,717	11,245,615	2.2%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	11.10%	4/20/2027	3/16/2016	6,844,556	6,449,024	5,584,836	1.1%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	12.20%	10/19/2029	8/8/2016	3,245,614	2,963,118	2,766,165	0.5%
Carlyle Global Market Strategies CLO 2017-4, Ltd.	Income Notes	29.07%	1/15/2030	10/14/2021	9,107,000	5,069,522	4,830,577	0.9%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	9.29%	1/22/2030	12/18/2017	10,000,000	9,238,926	8,204,652	1.6%
Cedar Funding II CLO, Ltd.	Subordinated Notes	16.19%	6/10/2030	9/27/2017	2,500,000	2,028,306	1,840,463	0.4%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.71%	7/23/2030	6/19/2017	26,698,229	21,076,667	20,882,436	4.2%
Cedar Funding V CLO, Ltd.	Subordinated Notes	14.88%	7/17/2031	10/15/2018	2,358,000	2,724,488	2,354,580	0.5%
Cedar Funding VI CLO, Ltd.	Subordinated Notes	16.79%	10/20/2028	8/7/2017	6,722,117	6,457,145	6,212,249	1.2%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	22.98%	5/28/2032	7/12/2021	17,500,000	13,336,086	14,031,872	2.8%
Cent CLO 21 Limited	Subordinated Notes	4.93%	7/26/2030	5/15/2014	510,555	386,341	310,848	0.1%
CIFC Falcon 2019, Ltd.	Subordinated Notes	17.84%	1/20/2033	5/14/2021	8,500,000	7,899,335	7,975,333	1.6%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	17.86%	7/16/2030	6/1/2018	3,000,000	1,817,795	1,718,307	0.3%

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            14

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
CIFC Funding 2013-II, Ltd.	Income Notes	8.75%	10/18/2030	2/6/2014	$305,000	$182,849	$144,574	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	26.48%	4/24/2031	1/19/2021	4,900,000	2,105,089	2,311,218	0.5%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	16.17%	4/28/2031	3/15/2019	8,000,000	5,148,860	5,195,196	1.0%
CIFC Funding 2014, Ltd.	Income Notes	10.94%	1/17/2031	2/6/2014	2,758,900	1,732,931	1,478,297	0.3%
CIFC Funding 2014-III, Ltd.	Income Notes	13.86%	10/22/2031	11/14/2016	11,700,000	7,060,351	6,249,051	1.2%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	11.31%	1/17/2035	8/5/2014	4,833,031	2,807,955	2,432,821	0.5%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	15.40%	1/22/2031	11/24/2015	7,500,000	5,277,390	4,690,018	0.9%
CIFC Funding 2015-III, Ltd.	Subordinated Notes	8.43%	4/19/2029	5/29/2018	10,000,000	6,344,752	5,840,819	1.1%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	15.77%	10/20/2027	4/27/2016	22,930,000	12,669,401	11,633,025	2.3%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	22.52%	10/21/2031	12/9/2016	6,500,000	4,198,873	5,612,446	1.1%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	8.03%	4/20/2029	2/3/2017	8,000,000	6,862,971	5,994,955	1.2%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.19%	10/24/2030	8/14/2017	18,000,000	17,429,099	15,717,100	3.2%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	24.81%	10/17/2031	6/19/2020	6,000,000	4,291,964	5,075,395	1.0%
CIFC Funding 2020-II, Ltd.	Income Notes	26.64%	8/24/2032	7/20/2020	2,000,000	1,612,931	1,908,356	0.4%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	22.07%	10/20/2031	9/11/2020	6,000,000	5,166,326	5,908,160	1.2%
Columbia Cent CLO 29 Limited	Subordinated Notes	26.08%	7/21/2031	7/10/2020	16,000,000	11,478,898	14,463,323	2.8%
Columbia Cent CLO 31 Limited	Subordinated Notes	19.70%	4/20/2034	2/1/2021	12,100,000	9,911,934	10,819,966	2.1%
Galaxy XIX CLO, Ltd.	Subordinated Notes	15.98%	7/24/2030	12/5/2016	2,750,000	1,978,755	1,439,603	0.3%
Galaxy XX CLO, Ltd.	Subordinated Notes	25.43%	4/21/2031	5/28/2021	2,000,000	1,533,853	1,571,785	0.3%
Galaxy XXI CLO, Ltd.	Subordinated Notes	27.20%	4/21/2031	5/28/2021	4,775,000	2,861,449	2,932,959	0.6%
Galaxy XXVII CLO, Ltd.	Subordinated Notes	30.52%	5/16/2031	7/23/2021	2,212,500	909,258	1,092,754	0.2%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	26.95%	7/15/2031	5/30/2014	5,295,000	2,356,267	2,331,743	0.5%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	4.38%	10/29/2029	7/19/2017	3,250,000	2,437,421	2,028,230	0.4%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,329,399	59,221	0.0%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	190,055	78,471	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	4.31%	10/20/2031	6/30/2015	6,049,689	4,889,889	3,341,546	0.7%
LCM XV Limited Partnership	Income Notes	1.24%	7/19/2030	1/28/2014	250,000	170,775	114,712	0.0%
LCM XVI Limited Partnership	Income Notes	5.88%	10/15/2031	5/12/2014	6,814,685	4,581,713	3,263,965	0.6%
LCM XVII Limited Partnership	Income Notes	8.14%	10/15/2031	9/17/2014	1,000,000	720,215	570,449	0.1%
LCM XVIII Limited Partnership	Income Notes	36.23%	4/21/2031	10/29/2021	12,195,000	4,554,165	4,288,375	0.8%
LCM XXVIII Limited Partnership	Subordinated Notes	25.79%	10/21/2030	10/29/2021	2,000,000	1,133,308	1,086,570	0.2%

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            15

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Madison Park Funding XIII, Ltd.	Subordinated Notes	9.99%	4/19/2030	2/3/2014	$13,000,000	$8,480,910	$8,952,805	1.8%
Madison Park Funding XIV, Ltd.	Subordinated Notes	16.45%	10/22/2030	7/3/2014	23,750,000	15,977,224	14,579,884	3.0%
Madison Park Funding XL, Ltd.	Subordinated Notes	37.76%	5/28/2030	10/8/2020	7,000,000	3,033,508	3,502,196	0.7%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.	Subordinated Notes	11.86%	7/15/2031	5/13/2015	8,815,500	4,925,561	4,636,406	0.9%
Octagon Investment Partners XIV, Ltd.	Income Notes	8.53%	7/16/2029	12/1/2017	6,150,000	3,722,215	3,054,995	0.6%
Octagon Investment Partners XV, Ltd.	Income Notes	20.20%	7/19/2030	5/23/2019	8,937,544	4,881,254	5,096,640	1.0%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	14.05%	1/27/2031	6/28/2018	16,153,000	8,497,258	7,631,181	1.5%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	9.61%	4/16/2031	7/30/2015	4,568,944	2,369,156	1,770,243	0.3%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	12.35%	5/12/2031	4/25/2019	3,500,000	2,910,383	2,440,114	0.5%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	14.61%	2/14/2031	1/6/2016	13,822,188	8,527,499	6,752,691	1.3%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	9.82%	1/22/2030	11/12/2014	6,625,000	5,051,953	4,129,962	0.8%
Octagon Investment Partners XXIII, Ltd.(6)(7)	Subordinated Notes	—%	7/15/2027	2/1/2016	12,000,000	—	397	0.0%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	14.02%	7/15/2030	10/31/2018	5,000,000	3,495,665	2,963,335	0.6%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	12.55%	3/18/2030	11/16/2017	9,525,000	8,460,688	7,526,690	1.5%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	26.89%	7/19/2030	12/20/2019	3,067,500	2,023,184	2,034,534	0.4%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	14.80%	1/20/2031	7/9/2018	2,850,000	2,440,053	2,262,250	0.4%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	20.37%	4/15/2031	12/20/2019	10,400,960	8,334,290	7,789,019	1.5%
Octagon Investment Partners 37, Ltd.	Subordinated Notes	21.82%	7/25/2030	3/17/2021	14,500,000	11,119,562	11,312,366	2.2%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	20.51%	10/21/2030	1/9/2020	10,250,000	7,978,908	8,570,819	1.7%
Octagon Loan Funding, Ltd.	Subordinated Notes	15.51%	11/18/2031	8/25/2014	5,014,526	3,044,784	2,795,213	0.5%
OZLM VI, Ltd.(6)	Subordinated Notes	—%	4/17/2031	10/31/2016	15,688,991	11,804,973	8,404,301	1.7%
OZLM VII, Ltd.(6)	Subordinated Notes	—%	7/17/2029	11/3/2015	2,654,467	1,535,164	1,037,117	0.2%
OZLM VIII, Ltd.	Subordinated Notes	24.88%	10/17/2029	8/7/2014	950,000	605,611	353,354	0.1%
OZLM IX, Ltd.	Subordinated Notes	4.27%	10/20/2031	2/22/2017	15,000,000	11,551,043	8,514,816	1.7%
OZLM XII, Ltd.(6)	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	7,225,972	2,949,904	0.6%
OZLM XXII, Ltd.	Subordinated Notes	6.83%	1/17/2031	5/11/2017	27,343,000	16,040,933	13,238,404	2.6%
Redding Ridge 3 CLO, Ltd.	Preference Shares	20.61%	1/15/2030	3/26/2021	12,293,000	6,907,519	6,938,398	1.4%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	19.38%	4/15/2030	1/29/2021	14,000,000	12,869,948	12,934,530	2.5%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	18.92%	10/15/2031	5/27/2021	5,500,000	4,900,572	4,943,387	1.0%
Romark WM-R Ltd.	Subordinated Notes	3.65%	4/21/2031	4/11/2014	490,713	384,276	266,477	0.1%
Sound Point CLO II, Ltd.	Subordinated Notes	11.84%	1/27/2031	5/16/2019	21,053,778	11,526,998	9,543,062	1.9%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	19.72%	10/23/2031	7/31/2019	9,002,745	3,662,358	3,041,790	0.6%
Sound Point CLO XVII, Ltd.	Subordinated Notes	14.01%	10/20/2030	7/11/2018	20,000,000	16,290,009	15,324,575	3.1%

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            16

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Sound Point CLO XVIII, Ltd.	Subordinated Notes	18.87%	1/20/2031	10/29/2018	$15,563,500	$11,679,408	$12,155,770	2.4%
Sound Point CLO XIX, Ltd.	Subordinated Notes	25.92%	4/15/2031	9/23/2021	7,500,000	4,336,387	4,411,225	0.9%
Sound Point CLO XX, Ltd.	Subordinated Notes	25.66%	7/25/2031	11/5/2021	8,000,000	5,026,800	4,747,946	0.9%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	19.06%	7/17/2034	8/27/2021	5,915,000	4,232,280	4,629,664	0.9%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	382,325	213,828	0.0%
Symphony CLO XVI, Ltd.	Subordinated Notes	8.62%	10/15/2031	7/1/2015	5,000,000	4,140,053	3,307,574	0.6%
Symphony CLO XIX, Ltd.	Subordinated Notes	22.32%	4/16/2031	5/6/2021	2,000,000	1,345,799	1,448,694	0.3%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	35.91%	7/15/2030	9/15/2020	3,000,000	1,699,807	1,861,055	0.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	3.17%	7/19/2030	11/1/2017	10,395,000	7,719,978	5,842,951	1.1%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	9.11%	10/18/2030	12/27/2017	3,250,000	2,115,767	1,661,218	0.3%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	10.35%	7/18/2031	7/11/2018	11,800,000	7,433,320	6,746,279	1.3%
THL Credit Wind River 2014-2 CLO, Ltd.	Income Notes	33.42%	1/15/2031	1/22/2021	7,550,000	2,519,694	2,722,998	0.5%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	28.30%	11/20/2030	6/25/2020	3,765,400	2,632,411	2,673,376	0.5%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	14.53%	7/15/2030	3/11/2019	8,884,000	7,794,020	7,376,826	1.4%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	17.03%	1/20/2031	6/28/2019	13,000,000	11,678,933	11,345,188	2.2%
Venture XVIII CLO, Ltd.	Subordinated Notes	6.97%	10/15/2029	7/16/2018	4,750,000	3,195,801	2,755,973	0.5%
Venture 28A CLO, Ltd.	Subordinated Notes	15.27%	10/19/2029	7/16/2018	17,715,000	12,360,227	12,790,500	2.5%
Venture XXX CLO, Ltd.	Subordinated Notes	14.42%	1/15/2031	7/16/2018	5,100,000	4,277,138	4,149,595	0.8%
Venture XXXII CLO, Ltd.	Subordinated Notes	13.85%	7/18/2031	10/9/2018	7,929,328	7,301,214	6,756,956	1.3%
Venture XXXIV CLO, Ltd.	Subordinated Notes	20.56%	10/15/2031	7/30/2019	13,903,000	10,756,273	10,759,778	2.1%
Venture 41 CLO, Ltd.	Subordinated Notes	18.60%	1/20/2034	1/26/2021	8,249,375	7,133,009	7,442,467	1.5%
Venture 42 CLO, Ltd.	Subordinated Notes	18.89%	4/14/2034	11/5/2021	15,000,000	12,788,892	12,434,069	2.4%
Venture 43 CLO, Ltd.	Subordinated Notes	20.35%	4/14/2034	9/1/2021	12,000,000	9,566,622	9,979,604	2.0%
Voya IM CLO 2013-1, Ltd.	Income Notes	9.41%	10/15/2030	6/9/2016	4,174,688	2,824,537	2,271,231	0.4%
Voya IM CLO 2013-3, Ltd.	Subordinated Notes	1.96%	10/17/2031	2/13/2015	4,000,000	2,079,950	1,359,186	0.3%
Voya IM CLO 2014-1, Ltd.	Subordinated Notes	2.84%	4/18/2031	2/5/2014	314,774	221,549	138,079	0.0%
Voya CLO 2014-3, Ltd.(6)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	3,218,377	661,948	0.1%
Voya CLO 2014-4, Ltd.	Subordinated Notes	4.94%	7/14/2031	11/10/2014	1,000,000	720,553	515,424	0.1%
Voya CLO 2015-2, Ltd.(6)	Subordinated Notes	—%	7/23/2027	6/24/2015	13,712,000	7,546,976	6,676,953	1.3%
Voya CLO 2016-1, Ltd.	Subordinated Notes	12.59%	1/21/2031	1/22/2016	7,750,000	6,497,206	6,205,360	1.2%
Voya CLO 2016-3, Ltd.	Subordinated Notes	11.30%	10/20/2031	9/30/2016	10,225,000	8,219,730	7,219,558	1.4%
Voya CLO 2017-3, Ltd.	Subordinated Notes	12.02%	4/20/2034	6/15/2017	5,750,000	6,361,342	5,474,704	1.1%
Voya CLO 2017-4, Ltd.	Subordinated Notes	31.84%	10/15/2030	3/25/2021	2,500,000	1,506,205	1,553,543	0.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	17.80%	4/18/2031	2/23/2018	20,000,000	16,516,654	16,139,258	3.3%

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            17

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Voya CLO 2018-2, Ltd.	Subordinated Notes	29.87%	7/15/2031	4/27/2021	$6,778,666	$4,178,985	$4,269,999	0.8%
Voya CLO 2018-4, Ltd.	Subordinated Notes	26.96%	1/15/2032	8/9/2021	3,192,000	2,153,037	2,267,881	0.4%
Voya CLO 2019-1, Ltd.	Subordinated Notes	21.51%	4/15/2031	1/27/2020	15,500,000	14,459,068	13,898,449	2.7%
West CLO 2014-1 Ltd.(6)(7)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	2,855,403	204,650	0.0%
Total Collateralized Loan Obligation - Equity Class						$753,503,131	$690,775,361	135.7%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	7.99% (LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,520,413	$1,705,198	0.3%
California Street CLO IX, Ltd.	Class F-R2 Notes	8.64% (LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,582,499	1,821,827	0.4%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	8.16% (LIBOR + 8.00%)	5/15/2031	3/6/2019	7,500,000	6,888,706	5,594,684	1.1%
Carlyle CLO 17, Ltd.	Class E-R Notes	8.48% (LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,808,457	2,883,304	0.6%
Cent CLO 21 Limited	Class E-R2 Notes	8.78% (LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	104,572	96,650	0.0%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	7.90% (LIBOR + 7.78%)	4/24/2031	10/2/2020	3,000,000	2,270,128	2,547,896	0.5%
CIFC Funding 2014-III, Ltd.	Class F-R2 Notes	8.38% (LIBOR + 8.25%)	10/22/2031	11/5/2021	1,500,000	1,369,379	1,438,619	0.3%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	8.12% (LIBOR + 8.00%)	1/17/2035	12/20/2021	778,684	740,047	764,868	0.2%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	8.62% (LIBOR + 8.50%)	10/17/2031	9/17/2018	750,000	735,758	673,303	0.1%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	7.98% (LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	4,087,312	4,735,302	0.9%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	10.28% (LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,619,686	3,540,107	0.7%
Galaxy XXI CLO, Ltd.	Class F-R Notes	7.38% (LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	5,031,929	5,640,015	1.1%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	8.22% (LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,358,613	1,274,178	0.3%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	8.60% (LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	39,425	36,858	0.0%
HarbourView CLO VII-R, Ltd.(8)	Class F Notes	8.39% (LIBOR + 8.27%)	7/18/2031	10/29/2018	7,001,870	6,856,893	4,720,130	0.9%
Madison Park Funding XIII, Ltd.	Class F-R Notes	8.07% (LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,714,910	1,750,594	0.3%
Madison Park Funding XIV, Ltd.	Class F-R Notes	7.90% (LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,171,894	3,558,680	0.7%
Mountain View CLO IX Ltd.	Class E Notes	8.14% (LIBOR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,523,894	2,859,741	0.6%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	7.32% (LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,270,691	4,547,758	0.9%

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PRIORITY INCOME FUND, INC.                                            18

Portfolio Investments(1)(5)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Octagon Investment Partners 18-R, Ltd.	Class E Notes	8.37% (LIBOR + 8.25%)	4/16/2031	10/15/2019	$6,000,000	$4,930,222	$5,503,984	1.1%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	7.88% (LIBOR + 7.75%)	1/22/2030	11/25/2019	$5,500,000	$4,374,177	$4,868,152	1.0%
OZLM VIII, Ltd.	Class E-RR Notes	8.29% (LIBOR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,213,283	7,431,823	1.4%
Sound Point CLO IV-R, Ltd.	Class F Notes	8.22% (LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,237,366	2,751,174	0.5%
Venture XIX CLO, Ltd.	Class F-RR Notes	8.62% (LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,738,849	7,148,487	1.4%
Venture XXXIII CLO, Ltd.	Class F Notes	8.12% (LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,917,400	2,123,031	0.4%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	10.97% (LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,166,394	3,177,295	0.6%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	8.47% (LIBOR + 8.35%)	4/18/2031	4/11/2019	3,000,000	2,787,602	2,499,868	0.5%
Total Collateralized Loan Obligation - Debt Class						$88,060,499	$85,693,526	16.8%

Total Portfolio Investments						$841,563,630	$776,468,887	152.5%
Other liabilities in excess of assets							(267,163,456)	(52.5)%
Net Assets							$509,305,431	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of December 31, 2021, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 0.21438% at December 31, 2021. The current base rate for each investment may be different from the reference rate on December 31, 2021.

(5) Restricted securities for which quotations are not readily available are valued at fair value, as determined by the Board of Directors. Unless otherwise noted, all of the Company's investments are deemed to be restricted securities.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.

See accompanying notes to financial statements.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            19

Notes to Financial Statements (unaudited)
December 31, 2021

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors the (the “Board”) approved an 18-month extension to the offering period for the sale of the Company’s common shares through November 9, 2017. Subsequently, on May 30, 2017, the Board approved a continuation of this offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, the Board approved an additional 18-month continuous public offering period through July 23, 2021. On April 30, 2021, due to the widespread impact of COVID-19 on the economy and financial markets, the Board approved a continuation of this offering until the earlier of: (i) December 31, 2022 or (ii) the date upon which 150,000,000 common shares have been sold in the course of the offerings of the Company's common shares, unless further extended by our Board.

On December 21, 2018 the Board approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). In connection with the Merger, the Company also entered into a consulting agreement (the “Consulting Agreement”), with Stira Capital Markets Group, LLC (“SCMG”), the dealer-manager of Stira Alcentra. The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

Cash
Cash held at financial institutions, at times, may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.

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PRIORITY INCOME FUND, INC.                                            20

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:

Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk
Credit spreads risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk
Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk
Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Impact of the novel coronavirus (“COVID-19”) pandemic
On March 11, 2020, the World Health Organization declared the novel coronavirus (“COVID-19”) as a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. COVID-19 has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

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PRIORITY INCOME FUND, INC.                                            21

COVID-19 has been declared a pandemic by the World Health Organization and, in response to the outbreak, the U.S. Health and Human Services Secretary declared a public health emergency in the United States. COVID-19 had a devastating impact on the global economy, including the U.S. economy, and resulted in a global economic recession. Many states issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, began to relax the early public health restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, continue to experience, from time to time, surges in the reported number of cases and hospitalizations related to the COVID-19 pandemic. Increases in cases can and have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, the vaccine produced by Johnson & Johnson is currently authorized for emergency use, and the U.S. Food and Drug Administration (“FDA”) has granted full approval to the vaccines produced by Pfizer-BioNTech and Moderna, which will now be marketed as Comirnaty and Spikevax, respectively. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. Various factors could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a substantial economic downturn or recession, and our business and operations, as well as the business and operations of our CLO investments, could be materially adversely affected by a prolonged economic downturn or recession in the United States and other major markets.

The COVID-19 pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of our CLO investments, and (ii) materially and adversely impacted the value and performance of certain of our CLO investments. The COVID-19 pandemic continues to have a particularly adverse impact on industries in which certain of our CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of our CLO investments in other industries have also been significantly impacted. The COVID-19 pandemic is continuing as of the filing date of this Semi-Annual Report, and its extended duration may have further adverse impacts on our CLO investments after December 31, 2021, including for the reasons described herein.
As a management investment company, we are required to carry our investments at fair value as determined in good faith by our Board of Directors. Depending on market conditions, we could incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition, and results of operations.
Although it is difficult to predict the extent of the impact of the COVID-19 outbreak on the underlying CLO vehicles we invest in, CLO vehicles in which we invest may fail to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests. Such failure could cause the assets of the CLO vehicle to not receive full par credit for purposes of calculation of the CLO vehicle’s overcollateralization tests and as a consequence, may lead to a reduction in such CLO vehicle’s payments to us, because holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
The COVID-19 pandemic has adversely impacted the fair value of some of our investments as of December 31, 2021, and the values assigned as of this date may differ materially from the values that we may ultimately realize with respect to our investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the valuation of our investments as our valuations are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which we are reporting. As a result, our valuations at December 31, 2021 may not show the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of some of our investments have reduced, and any additional write downs may further reduce, our net asset value (and, as a result, our asset coverage calculation). Accordingly, we may incur net unrealized losses or may incur realized losses after December 31, 2021, which could have a material adverse effect on our business, financial condition and results of operations.

Investment Valuation
The Company follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            22

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.
3.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.
4.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Valuation of Other Financial Assets and Financial Liabilities
ASC 825, Financial Instruments, specifically ASC 825-10-25, permits an entity to choose, at specified election dates, to measure eligible items at fair value (the "Fair Value Option"). We have not elected the Fair Value Option to report selected financial assets and financial liabilities. See Notes 11 and 12 for the disclosures of the fair value of our outstanding debt and the market observable inputs used in determining fair value.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            23

Securities Transactions
Securities transactions are recorded on trade date. Realized gains or losses on investments are calculated by using the specific identification method.

Revenue Recognition

Interest Income - Equity Class
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Interest Income - Debt Class
Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of December 31, 2021, the Company had no non-accrual investments in its portfolio.

Paid-In-Kind Interest
The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the six months ended December 31, 2021, PIK interest included in interest income totaled $289,194. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Preferred Stock
The Company carries its Term Preferred Stock (as defined in “Note 7. Preferred Stock”) at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7.Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's Term Preferred Stock has been classified as a liability on the Statement of Assets and Liabilities. Dividends on its Term Preferred Stock (which are treated as interest payments for financial reporting purposes) are accrued monthly and paid quarterly. Unpaid dividends relating to the Term Preferred Stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations. Deferred offering costs and deferred issuance costs are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

In accordance with ASC 480-10-S99-3A, the Company’s Cumulative Preferred Stock (as defined in “Note 7. Preferred Stock”) has been classified in temporary equity on the Statement of Assets and Liabilities. The Cumulative Preferred Stock is recorded net of offering costs and issuance costs. Unpaid dividend relating to the Cumulative Preferred Stock are included in cumulative preferred shares on the Statement of Assets and Liabilities. Dividends declared on the Cumulative Preferred Stock are included in dividends declared on Cumulative Preferred Stock on the Statement of Operations. Dividends on Cumulative Preferred Stock are accrued monthly and paid quarterly. The Cumulative Preferred Stock is not adjusted to its redemption amount as it is not probable it will be redeemed as it has not reached its optional redemption date.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            24

would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

With respect to senior securities representing indebtedness, such as the senior unsecured notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, immediately after such issuance or borrowing, and calculated as the ratio of the Company’s gross assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Common Stock Offering Costs
Common stock offering costs are capitalized to Deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of expense support repayments, base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Deferred Issuance Costs on Term Preferred Stock
Preferred issuance costs on term preferred stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the effective yield method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of term preferred stock on the Fund’s Statement of Operations.
Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to timely distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2021, the cost basis of investments for tax purposes was $713,235,530 resulting in estimated gross unrealized appreciation and depreciation of $103,612,230 and $(40,378,873), respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Company paid no corporate-level U.S. federal income tax, the Company will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended December 31, 2021, we determined that the Company met the distribution requirements and therefore was not required to pay

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            25

excise tax. Additionally, as of December 31, 2021, we do not expect to have any excise tax due for 2021 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2021 and for the six months ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2021, and has concluded that as of December 31, 2021, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2021 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Company's financial statements and disclosures. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the six months ended December 31, 2021.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the six months ended December 31, 2021 were $91,087,390. During the six months ended December 31, 2021, the Company recognized realized losses of $8,524,902 from three investments which have been called.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$690,775,361	$690,775,361
Collateralized Loan Obligations - Debt Class	—	—	85,693,526	85,693,526
	$—	$—	$776,468,887	$776,468,887

The following table shows the aggregate changes in fair value of our Level 3 investments during the six months ended December 31, 2021:

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PRIORITY INCOME FUND, INC.                                            26

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2021	$610,173,584	$90,036,628	$700,210,212
Net realized loss on investments	(8,524,902)	—	(8,524,902)
Net change in unrealized appreciation (depreciation) on investments	22,431,417	(351,770)	22,079,647
Purchases of investments	88,982,640	2,104,750	91,087,390
Payment-in-kind interest	—	289,194	289,194
Repayments from investments	(4,738,704)	(9,000,000)	(13,738,704)
Proceeds from sales of investments	—	—	—
Accretion of purchase discount, net	(17,548,674)	2,614,724	(14,933,950)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at December 31, 2021	$690,775,361	$85,693,526	$776,468,887

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$22,431,417	$(236,478)	$22,194,939

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2021.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2021:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$690,775,361	Discounted Cash Flow	Discount Rate	0.21% - 61.48%	18.52%
Collateral Loan Obligations - Debt Class	85,693,526	Discounted Cash Flow	Discount Rate	9.69% - 16.69%	12.16%
Total Level 3 Investments	$776,468,887
(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            27

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculation of the LIBOR rates after 2021 (the “FCA Announcement”). In addition, on March 25, 2020, the FCA stated that although the central assumption that firms cannot rely on LIBOR being published after the end of 2021 has not changed, the outbreak of the COVID-19 has impacted the timing of many firms' transition planning, and the FCA will continue to assess the impact of the COVID-19 pandemic on transition timelines and update the marketplace as soon as possible. Central banks and regulators in a number of major jurisdictions (for example, the United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for IBORs. To identify a successor rate for U.S. dollar LIBOR, the ARRC, a U.S.-based group convened by the U.S. Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On July 29, 2021, the ARRC formally recommended SOFR as its preferred alternative replacement rate for LIBOR. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 will have further effect on LIBOR transition plans. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, any establishment of any alternative reference rates, including SOFR and its market acceptance, or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on our net investment income cannot yet be determined. The CLOs in which the Company is invested generally contemplate a scenario where LIBOR is no longer available by requiring the CLO administrator to calculate a replacement rate primarily through dealer polling on the applicable measurement date. However, there is uncertainty regarding the effectiveness of the dealer polling processes, including the willingness of banks to provide such quotations, which could adversely impact our net

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            28

investment income. Recently, the CLOs we are invested in have included, or have been amended to include, language permitting the CLO investment manager to implement a market replacement rate (like SOFR) upon the occurrence of certain material disruption events. However, we cannot ensure that all CLOs in which we are invested will have such provisions, nor can we ensure the CLO investment managers will undertake the suggested amendments when able. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            29

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 50,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Preferred Stock” and 150,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the six months ended December 31, 2021 and the year ended June 30, 2021:

	Total
	Shares	Amount
Six Months Ended December 31, 2021:
Gross shares sold	3,427,904	$45,442,150
Shares issued from reinvestment of distributions	642,931	7,589,955
Repurchase of common shares	(753,071)	(9,274,266)
Net increase from capital transactions	3,317,764	$43,757,839

Year Ended June 30, 2021:
Gross shares sold	3,932,268	$47,608,280
Shares issued from reinvestment of distributions	1,640,840	17,666,417
Repurchase of common shares	(1,564,803)	(17,333,315)
Net increase from capital transactions	4,008,305	$47,941,382

At December 31, 2021, the Company had 40,219,690 shares of common stock issued and outstanding.

At June 30, 2021, the Company had 36,901,926 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:
•the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans and working capital requirements;
•the relative economies of scale with respect to the Company’s size;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to 20% of the weighted average number of shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of shares that the Company offers to repurchase may be less in light of the limitations noted below. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. In addition

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            30

to the limit above, the Company further limits the shares it offers to repurchase to the number of shares it can repurchase with the cash that it retains as a result of issuing shares through the Company’s distribution reinvestment plan to those shareholders who have elected to receive their distributions in the form of additional shares rather than in cash. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Six Months Ended December 31, 2021
June 30, 2021	July 28, 2021	375,861	35.71%	$12.17	$4,574,227
September 30, 2021	October 27, 2021	377,210	36.90%	12.46	4,700,039
Total for the six months ended December 31, 2021		753,071			$9,274,266

For the Year Ended June 30, 2021
June 30, 2020	July 27, 2020	470,321	62.22%	$10.59	$4,980,700
September 30, 2020	October 28, 2020	381,283	31.07%	10.35	3,946,290
December 31, 2020	January 25, 2021	352,720	35.59%	11.62	4,098,605
March 31, 2021	April 27, 2021	360,479	32.28%	11.95	4,307,720
Total for the year ended June 30, 2021		1,564,803			$17,333,315

On December 10, 2021, the Company made an offer to purchase up to $4,857,783 in aggregate amount of the Company’s issued and outstanding common shares. The offer began on December 17, 2021 and expired at 4:00 p.m., Eastern Time, on January 21, 2022, and a total of 1,063,190 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the offer, the Company purchased 384,510 shares of which 4,344 Shares were first purchased from beneficial holders of less than 100 shares and the remainder were purchased on a pro rata basis from the requests for repurchase received by the Company that were validly tendered and not withdrawn at a price equal to $12.69 per share for an aggregate purchase price of approximately $4,979,428. The purchase price per share was equal to the net asset value per Share as of January 21, 2022.

From time to time, the Company may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            31

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an initial investment advisory agreement with the Adviser (the "Prior Advisory Agreement"). On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Prior Investment Advisory Agreement, which had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the 1940 Act. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2021, expenses incurred by the Company and the payable amount remaining at December 31, 2021 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$7,503,876	$3,863,311
Incentive fee(1)	8,610,795	4,305,288
Routine non-compensation overhead expenses(2)	20,000	10,000

(1) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities and the expense amount is presented as Adviser shared service expense on the Statement of Operations.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securities. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the six months ended December 31, 2021, $1,173,523 in administrator costs were incurred by the Company, $1,298,788 of which is included on the Statement of Assets and Liabilities as a payable under the Due to administrator line item.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            32

Commissions and fees on shares of common stock sold
During the period from July 1, 2019 to November 2, 2019, Provasi Securities, LP (the “ Former Dealer Manager”), an indirect wholly-owned subsidiary of Stratera Holdings, acted as dealer manager for the offering and managed a group of participating broker-dealers, including other unaffiliated broker-dealers who enter into participating broker-dealer agreements with the Dealer Manager. The Company had agreed to pay the Former Dealer Manager selling commissions in the amount of 6.0% of the selling price of each share of common stock designated as “Class R” for which a sale was completed from the shares offered in the offering. As compensation for acting as the Former Dealer Manager, the Company had agreed to pay the Former Dealer Manager a dealer manager fee in the amount of 2.0% of the selling price of each share of common stock designated as “Class R” or “Class RIA” for which a sale was completed. The Dealer Manager was expected to re-allow the full amount of selling commissions to participating broker-dealers and was permitted to re-allow up to 1.15% of the dealer manager fee to participating broker-dealers for reimbursement of marketing expenses.

On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS” or “Dealer Manager”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS replaced Provasi Securities, LP as the Fund's Dealer Manager for its continuous offering of common stock. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of “Class R” shares.

During the six months ended December 31, 2021, the total sales load incurred through the offering of our common stock was $2,601,958, which includes $2,265,733 of selling commissions and $336,225 of dealer manager fees. These fees are charged against additional paid-in capital on the Statements of Changes in Net Assets.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $467,844 for the six months ended December 31, 2021. As of December 31, 2021, $436,967 remains as a deferred asset on the Statement of Assets and Liabilities, while $241,779 has been amortized to expense on the Statement of Operations during the six months ended December 31, 2021 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

At December 31, 2021, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $72,165, which is included within the Due to Adviser line item on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
June 30, 2020	867,504	—	867,504
June 30, 2021	359,068	—	359,068
December 31, 2021	467,844	—	467,844
Total reimbursements made	(6,516,893)	(3,905,271)	(10,422,164)
Balance payable	$72,165	$—	$72,165

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            33

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Sustainable Income Fund, Inc. (“PSIF”) and NGL Subsidiary Ltd. (“NGL”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.

Under the terms of the order, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed or owned by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC, PSIF and NGL, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC, PSIF and NGL their proportional share of such expense based on the number of positions held by each entity. During the six months ended December 31, 2021, the Company incurred $163,240 in expenses related to valuation services that are attributable to PSEC, PSIF and NGL, of which $96,138 is still owed to the Company.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2021, $93,750 was paid to the independent directors of the Company, which is included as Directors fees on the Statement of Operations. The officers do not receive any direct compensation from the Company.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the six months ended December 31, 2021. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            34

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 2, 9, 16, 23 and 30, 2021	August 2, 2021	0.10070	$3,741,127
August 6, 13, 20 and 27, 2021	August 30, 2021	0.08056	3,013,888
September 3, 10, 17 and 24, 2021(b)	September 27, 2021	0.08056	5,637,969
October 1, 8, 15, 22 and 29, 2021	November 1, 2021	0.10070	3,895,166
November 5, 12, 19 and 26, 2021	November 29, 2021	0.08056	3,152,136
December 3, 10, 17, 24 and 31, 2021(b)	January 4, 2022	0.10070	6,835,354
Total declared and distributed for the six months ended December 31, 2021			$26,275,640

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2021 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2021 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
January 7, 14, 21 and 28, 2022	January 31, 2022	$0.08056
February 4, 11, 18 and 25, 2022	February 28, 2022	$0.08056

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

The Company has adopted an “opt in” distribution reinvestment plan pursuant to which common stockholders may elect to have the full amount of distributions reinvested in additional shares. Common stockholders will receive distributions in cash unless specifically “opting in” to the distribution reinvestment plan to have cash distributions reinvested in additional shares of the Company. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board.

The Company issued 642,931 and 1,640,840 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2021 and year ended June 30, 2021, respectively.

Note 7. Preferred Stock
The Company has authorized 50,000,000 shares of Preferred Stock, at a par value of $0.01 per share, and had 9,775,493 shares issued and outstanding at December 31, 2021.

The Company completed underwritten public offerings of its 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 6.25% Series B Term Preferred Stock Due 2023 (the “Series B Term Preferred Stock”), 6.625% Series C Term Preferred Stock Due 2024 (the “Series C Term Preferred Stock”), 7.00% Series D Term Preferred Stock Due 2029 (the “Series D Term Preferred Stock”), 6.375% Series E Term Preferred Stock Due 2024 (the “Series E Term Preferred Stock”), 6.625% Series F Term Preferred Stock Due 2027 (the “Series F Term Preferred Stock”), 6.25% Series G Term Preferred Stock Due 2026 (the “Series G Term Preferred Stock”), 6.00% Series H Term Preferred Stock Due 2026 (the “Series H Term Preferred Stock”), 6.125% Series I Term Preferred Stock Due 2028 (the “Series I Term Preferred Stock”) and 6.000% Series J

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            35

Term Preferred Stock Due 2028 (the “Series J Term Preferred Stock” and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock.

The Company completed underwritten public offerings of its 7.000% Series K Cumulative Preferred Stock (the “Series K Cumulative Preferred Stock” or “Cumulative Preferred Stock”). The Company is not required to redeem its outstanding Cumulative Preferred Stock.

At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock or Cumulative Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock or Cumulative Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock or Cumulative Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock. Further, from time to time (including before the optional redemption date), the Company may repurchase a portion of its preferred stock and is notifying you of such intention as required by applicable securities law.

If the dividends on the preferred stock remain unpaid in an amount equal to two full years’ dividends, the holders of the preferred dividends as a class have the right to elect a majority of the Board of Directors. In general, the holders of the preferred stock and the common shares have equal voting rights of one vote per share, except that the holders of the preferred stock, as a separate class, have the right to elect at least two members of the Board of Directors. The Company is required to maintain certain asset coverage with respect to the preferred stock as defined in the Company’s By-Laws and the 1940 Act.

All Term Preferred Stock and Cumulative Preferred Stock ranks (with respect to the payment of dividends and rights upon liquidation, dissolution or winding up) (a) senior to our common stock, (b) on parity with each other series of our preferred stock, and (c) junior to our existing and future secured and unsecured indebtedness.

On February 1, 2021, our Board of Directors authorized a program for the repurchase of up to $25 million worth of the Company’s outstanding shares of our 6.375% Series A Term Preferred Stock due 2025, 6.25% Series B Term Preferred Stock due 2023, 6.625% Series C Term Preferred Stock due 2024, 7.00% Series D Term Preferred Stock due 2029, 6.375% Series E Term Preferred Stock due 2024, and 6.625% Series F Term Preferred Stock due 2027 Preferred Stock in aggregate, pursuant to terms consistent with those of the program announced in March 2020.

The Company fully redeemed the 1,468,265 outstanding shares of Series A Term Preferred Stock on August 11, 2021 at a price of $25.18 per share including accrued dividends through the redemption date, for a total cost of $36,966,625. The Company fully redeemed the 1,021,674 outstanding shares of Series E Term Preferred Stock on October 8, 2021 at a price of $25.03 per share including accrued dividends through the redemption date, for a total cost of $25,573,512. In connection with the redeemed Term Preferred Stock, the Company recognized a realized loss of $1,668,530. The Company fully redeemed the 984,918 outstanding shares of Series B Term Preferred Stock on May 7, 2021 at a price of $25.16 per share including accrued dividends through the redemption date, for a total cost of $24,776,843. The Company fully redeemed the 1,553,389 outstanding shares of Series C Term Preferred Stock on June 18, 2021 at a price of $25.35 per share including accrued dividends through the redemption date, for a total cost of $39,385,013. In connection with the redeemed Term Preferred Stock, the Company recognized a realized loss of $1,579,361.

The following table summarizes the Company’s Term Preferred Stock and Cumulative Preferred Stock activity for the six months ended December 31, 2021:

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            36

	Series A Term Preferred Stock Due 2025	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series K Cumulative Preferred Stock	Total Preferred Stock
Shares outstanding at June 30, 2021	1,468,265	1,094,065	1,021,674	1,233,428	1,472,000	1,196,000	1,600,000	—	—	9,085,432
Shares issued	—	—	—	—	—	—		1,580,000	1,600,000	3,180,000
Shares redeemed	(1,468,265)		(1,021,674)	—	—	—	—	—	—	(2,489,939)
Shares repurchased	—	—	—	—	—	—	—	—	—	—
Shares outstanding at December 31, 2021	—	1,094,065	—	1,233,428	1,472,000	1,196,000	1,600,000	1,580,000	1,600,000	9,775,493

(1)On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.

The following table summarizes the Company’s Term Preferred Stock balances as of December 31, 2021:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Total Term Preferred Stock
Principal value	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	204,387,325
Unamortized deferred offering costs	(326,197)	(138,160)	(251,387)	(265,302)	(231,486)	(246,980)	(1,459,512)
Unamortized discount	(682,182)	(755,789)	(1,002,159)	(834,114)	(1,167,629)	(1,175,833)	(5,617,706)
Carrying value	$26,343,246	$29,941,751	$35,546,454	$28,800,584	$38,600,885	$38,077,187	$197,310,107

Fair value(1)(2)	$27,679,845	$31,329,071	$37,992,320	$30,079,400	$40,752,000	$39,847,600	$207,680,236
Fair value per share(1)	$25.30	$25.40	$25.81	$25.15	$25.47	$25.22
(1)Represents the December 31, 2021 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).
(2)As permitted under ASC 825-10-25, we have not elected to value our Term Preferred Stock which is categorized as Level 2 under ASC 820.

The following table summarizes the Company’s Cumulative Preferred Stock balances as of December 31, 2021:

Series K Cumulative Preferred Stock
Principal value	$40,000,000
Unamortized deferred offering costs	(247,588)
Unamortized discount	(1,250,000)
Unpaid dividends	7,776
Carrying value	$38,510,188

Fair value(1)(2)	$39,824,000
Fair value per share(1)	$24.89
(1)Represents the December 31, 2021 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”).
(2)As permitted under ASC 825-10-25, we have not elected to value our Term Preferred Stock which is categorized as Level 2 under ASC 820.

The following sets forth the terms of the Company’s Term Preferred Stock and Cumulative Preferred Stock offerings:

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            37

	Series A Term Preferred Stock Due 2025(1)	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024(1)	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series K Cumulative Preferred Stock
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	June 30, 2029	December 31, 2024	June 30, 2027	June 30, 2026	December 31, 2026	June 30, 2028	December 31, 2028	N/A
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	March 31, 2022	October 7, 2021	February 25, 2023	March 19, 2023	May 6, 2023	June 17, 2024	August 10, 2024	September 30, 2026
Fixed dividend rate	6.375%	7.00%	6.375%	6.625%	6.250%	6.000%	6.125%	6.000%	7.00%
Annualized per share payment	$1.59376	$1.75000	$1.59376	$1.65624	$1.56252	$1.50000	$1.53124	$1.50000	$1.75000

(1)On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.

Dividends payable on the Company’s Term Preferred Stock were $0 at December 31, 2021. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of December 31, 2021, the Company had a deferred debt issuance cost balance of $1,427,615 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $1,665,686. As of December 31, 2021 the Company had an unamortized discount balance of $5,563,603. These amounts are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

Dividends payable on the Company’s Cumulative Preferred Stock were $7,776 at December 31, 2021. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Cumulative Preferred Stock. As of December 31, 2021, the Company had a deferred debt issuance cost balance of $247,588 related to the issuance of the Cumulative Preferred Stock. As of December 31, 2021 the Company had an unaccreted discount balance of $1,250,000.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the six months ended December 31, 2021:

	Series A Term Preferred Stock Due 2025	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Total Term Preferred Stock
Fixed dividend expense(1)	$260,000	$957,307	$438,737	$1,021,426	$1,150,015	$901,987	$1,231,808	$928,250	$6,889,530
Amortization of deferred offering costs	28,911	19,253	17,563	11,909	26,095	22,464	15,317	11,483	$152,995
Amortization of discount	2,666	41,090	43,701	65,593	104,906	75,047	77,325	58,542	$468,870
Total preferred dividend expense	$291,577	$1,017,650	$500,001	$1,098,928	$1,281,016	$999,498	$1,324,450	$998,275	$7,511,395
Effective dividend rate(2)	N/A	7.654%	N/A	7.273%	7.031%	6.872%	6.798%	6.651%
Cash paid for dividend	$260,000	$957,307	$438,737	$1,021,426	$1,156,403	$1,171,087	$1,320,288	$928,250	$7,253,498
(1)Fixed dividend expense is composed of distributions declared and paid of $6,889,530 for the six months ended December 31, 2021.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of December 31, 2021.
The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Cumulative Preferred Stock for the six months ended December 31, 2021:

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            38

Series K Cumulative Preferred Stock Due 2025
Fixed dividend expense(1)	$661,104
Amortization of deferred offering costs	—
Amortization of discount	—
Total preferred dividend expense	$661,104
Effective dividend rate(2)	7.919%
Cash paid for dividend	$653,328
(1)Dividends declared on Cumulative Preferred Stock is composed of distributions declared and paid of $661,104 for the six months ended December 31, 2021.
(2)Represents the effective rate for each respective series of Cumulative Preferred Stock as of December 31, 2021.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2021.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2021 was as follows:

Year ended June 30, 2021
Ordinary income	$20,598,582
Return of capital	23,287,387
Capital gain	—
Total dividends declared and paid to common shareholders	$43,885,969

However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2021. The expected tax character of distributions declared and paid to preferred stock shareholders during the years ended June 30, 2021 was as follows:

Year ended June 30, 2021
Ordinary income	$6,055,383
Return of capital	5,636,136
Capital gain	—
Total dividends declared and paid to preferred shareholders	$11,691,519
However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2021. The estimated tax character of dividends paid to the Company's common stock shareholders during the six months ended December 31, 2021 is expected to be as follows:

Six months ended December 31, 2021
Ordinary income	26,275,640
Return of capital	—
Capital gain	—
Total dividends declared and paid to preferred shareholders	$26,275,640
However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2022.
The estimated tax character of dividends paid to the Company's preferred stock shareholders during the six months ended December 31, 2021 is expected to be as follows:

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            39

Six months ended December 31, 2021
Ordinary income	$7,906,828
Return of capital	—
Capital gain	—
Total dividends declared and paid to preferred shareholders	$7,906,828
However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2022. Under IRC Section 163(j), a RIC is permitted to designate distributions attributable to net business interest income as section 163(j) interest dividends. For the 2021 calendar year 18.00% of our taxable ordinary dividends as of December 31, 2021 qualified as section 163(j) interest dividends. These percentages are based on the best estimates available at the time of this filing. The final percentages will be determined with the filing of Form 1099-DIV.

While the tax character of distributions paid to common and preferred stock shareholders for the year ended June 30, 2021 are expected to be characterized as ordinary income, capital gain and return of capital, the final determination of the tax character of distributions for this year will not be made until we file our tax return for the tax year ended June 30, 2021.
As of June 30, 2021, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(54,978,196)
Temporary Differences	$39,291,851
Net Unrealized Gain on Investments	$47,686,376
Capital Loss Carryforward	$(5,368,274)

As a result of the changes in the character of the distributions for the year ended June 30, 2021, the components of accumulated earnings on a tax basis were adjusted from our prior N-CSR filing. Per the prior N-CSR filing, overdistributed ordinary income, temporary differences, net unrealized gain on investments and capital loss carryforward were $(64,831,659), $39,392,473, $57,930,408 and $(5,859,465), respectively.

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2021, we increased total distributable earnings by $1,764,629, decreased paid-in capital in excess of par by $3,364,677, and increased accumulated realized gain by $1,600,048.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended June 30, 2021, we had capital loss carryforwards of approximately $5,368,274 available for use in later tax years. Per the prior N-CSR filing, the capital loss carryforwards was $5,859,465. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.

Note 9. Concentration and Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            40

in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $25 million and is collateralized by our CLO investments. The Facility matures on June 16, 2023. Prior to December 16, 2020, the Facility bore interest at a rate of three-month LIBOR plus 3% subject to a floor of 0.50%. Subsequent to December 16, 2020, the Facility bears interest at the current Prime Rate subject to a 3% floor plus 0.75%. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if an amount more than 35% and less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. On May 26, 2021, the aggregate commitment of the Facility increased to $35 million. On December 10, 2021, we extended the maturity on the Facility to March 30, 2024.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of December 31, 2021, we were in compliance with these covenants. As of December 31, 2021, we had $24,800,000 outstanding on our Facility. As of December 31, 2021, the investments used as collateral for the Facility had an aggregate fair value of $776,468,887, which represents 100% of our total investments. As of December 31, 2021, the fair value of the Facility was $24,800,000, the balance outstanding, and is categorized as Level 2 under ASC 820. As permitted by ASC 825-10-25, we have not elected to fair value our Facility on the Statement of Assets and Liabilities.

In connection with the origination of the Facility, we incurred $846,059 of fees, all of which are being amortized over the term of the facility in accordance with ASC 470-50. As of December 31, 2021, $455,553 remains to be amortized and is reflected as Deferred financing costs on the Statements of Assets and Liabilities.

During the six months ended December 31, 2021, we recorded $521,978 of interest costs and amortization of financing costs on the Facility as interest expense.

For the six months ended December 31, 2021, the average stated interest rate (i.e., rate in effect plus the spread) was 5.50%. For the six months ended December 31, 2021, average outstanding borrowings for the Facility were $12,319,565.

Note 12. Notes Payable
On January 27, 2020, we issued $15,000,000 principal amount of senior unsecured notes that mature on March 31, 2035 (the “2035 Notes”). The 2035 Notes bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30, and December 31 of each year, beginning March 31, 2020. Total proceeds from the issuance of the 2035 Notes, net of underwriting discounts and issuance costs, were $14,337,103. As of December 31, 2021, the fair value of the 2035 Notes is $14,563,873 and is categorized as Level 2 under ASC 820 as of December 31, 2021. As permitted by ASC 825-10-25, we have not elected to fair value our 2023 Notes on the Statement of Assets and Liabilities. As of December 31, 2021, $206,413 of debt issuance costs and $436,127 of underwriting discounts that remains to be amortized and are included as a reduction within Notes payable on the Statement of Assets and Liabilities.

During the six months ended December 31, 2021, we recorded $502,103 of interest costs and amortization of financing costs on the 2035 Notes as interest expense on the Statement of Operations.

Note 13. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30 and the six months ended December 31, 2021. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            41

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2021	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Per share data:
Net asset value, beginning of year/period	$12.15	$10.57	$13.02	$13.47	$14.43	$14.24
Net investment income(a)(g)	0.91	1.84	1.48	1.61	1.60	1.76
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	0.35	1.07	(2.63)	(0.71)	(1.19)	(0.22)
Net realized gain/(loss) on repurchase of preferred stock(a)	(0.04)	(0.05)	0.04	—	—	—
Net increase (decrease) in net assets resulting from operations	1.22	2.86	(1.11)	0.90	0.41	1.54
Dividends declared on Cumulative Preferred Stock	(0.02)	—	—	—	—	—
	1.20	2.86	(1.11)	0.90	0.41	1.54
Distributions to common stockholders(f)
Dividends from net investment income(a)	(0.68)	(0.59)	(0.69)	(1.00)	(0.83)	(1.30)
Capital gain(a)	—	—	—	(0.01)	(0.03)	—
Return of capital(a)	—	(0.67)	(0.72)	(0.47)	(0.64)	(0.21)
Total distributions(b)	(0.68)	(1.26)	(1.41)	(1.48)	(1.50)	(1.51)
Offering costs(a)	—	—	—	—	—	—
Other(c)	(0.01)	(0.02)	0.07	0.13	0.13	0.16
Net asset value, end of year/period	$12.66	$12.15	$10.57	$13.02	$13.47	$14.43

Total return, based on NAV(d)	10.36%	29.13%	(8.83)%	8.06%	3.94%	12.82%
Supplemental Data:
Net assets, end of year/period	$509,252,444	$448,284,587	$347,800,248	$399,704,924	$332,681,912	$285,033,346
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)(h)	11.87%	12.94%	11.32%	8.46%	6.41%	6.91%
Expenses after expense support (reimbursements)/repayments, net(e)(g)(h)	11.87%	12.94%	11.32%	8.46%	6.25%	7.52%
Net investment income(g)(h)	14.63%	16.23%	12.20%	11.90%	11.46%	12.22%

Portfolio turnover	1.85%	3.74%	1.66%	1.44%	1.10%	1.00%

(a) Calculated based on weighted average shares outstanding during the year or period.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s common shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) For the years ended June 30, 2018, 2017, and 2016, there were Expense Support Repayments (Reimbursements), net of ($675,148), $1,441,093 and ($4,630,655), respectively. There were no Expense Support Repayments (Reimbursements) for the years ended June 30, 2021, 2020 and 2019 or for the six months ended December 31, 2021.

(f) The amounts reflected for the year ended June 30, 2019 have been updated based on tax information received subsequent to the filing of the annual report on Form N-CSR.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. Preferred shares are only outstanding for periods after June 27, 2018 and the ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2021, 2020, 2019 and 2018 are 3.54%, 2.94%, 1.34% and 0.00%, respectively. The ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2021 is 1.57%.

(h) Annualized for the six months ended December 31, 2021.

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PRIORITY INCOME FUND, INC.                                            42

Information about our senior securities is shown in the following tables as of December 31, 2021 and June 30, 2021, 2020, 2019 and 2018.

Senior Securities as of December 31, 2021(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$24,800,000	$31,691	$—	$—
2035 Notes	$15,000,000	$19,747	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$69	$25.00	$25.64
Series F Term Preferred Stock Due 2027	$30,835,700	$69	$25.00	$25.54
Series G Term Preferred Stock Due 2026	$36,800,000	$69	$25.00	$25.50
Series H Term Preferred Stock Due 2026	$29,900,000	$69	$25.00	$25.24
Series I Term Preferred Stock Due 2028	$40,000,000	$69	$25.00	$25.24
Series J Term Preferred Stock Due 2028	$39,500,000	$69	$25.00	$24.97
Series K Cumulative Preferred Stock	$40,000,000	$69	$25.00	$24.77

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2021 to December 31, 2021. For series that were not outstanding at December 31, 2021, the average starts from the first day of trading of that particular series.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            43

Senior Securities as of June 30, 2021(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$16,200,000	$43,216	$—	$—
2035 Notes	$15,000,000	$22,439	$—	$—
Series A Term Preferred Stock Due 2025	$36,706,625	$68	$25.00	$24.21
Series D Term Preferred Stock Due 2029	$27,351,625	$68	$25.00	$25.06
Series E Term Preferred Stock Due 2024	$25,541,850	$68	$25.00	$24.19
Series F Term Preferred Stock Due 2027	$30,835,700	$68	$25.00	$24.51
Series G Term Preferred Stock Due 2026	$36,800,000	$68	$25.00	$25.32
Series H Term Preferred Stock Due 2026	$29,900,000	$68	$25.00	$25.16
Series I Term Preferred Stock Due 2028	$40,000,000	$68	$25.00	$25.15

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2020 to June 30, 2021. For series that were not outstanding at June 30, 2020, the average starts from the first day of trading of that particular series.

Senior Securities as of June 30, 2020(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$—	$—	$—	$—
2035 Notes	$15,000,000	$36,030	$—	$—
Series A Term Preferred Stock Due 2025	$37,035,875	$68	$25.00	$24.31
Series B Term Preferred Stock Due 2023	$24,622,950	$68	$25.00	$24.42
Series C Term Preferred Stock Due 2024	$38,927,475	$68	$25.00	$24.69
Series D Term Preferred Stock Due 2029	$27,400,175	$68	$25.00	$24.87
Series E Term Preferred Stock Due 2024	$25,982,900	$68	$25.00	$23.79
Series F Term Preferred Stock Due 2027	$30,883,700	$68	$25.00	$22.74

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2019 to June 30, 2020. For series that were not outstanding at June 30, 2019, the average starts from the first day of trading of that particular series.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            44

Mandatorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Mandatorily Redeemable Preferred Shares at the End of the Year(a)
Year	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
2018	$34,000,000	$268.64	$25.00	$24.22

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

Note 14. Subsequent Events
During the period from January 1, 2022 through February 28, 2022, we made 9 CLO equity investments totaling $46.5 million, 6 of which represented new investments.

During the period from January 1, 2022 through February 28, 2022, we made 1 CLO debt investment totaling $0.07 million, which did not represent a new investment.

During the period from January 1, 2022 through February 28, 2022, we raised $15.6 million of capital, net of offering proceeds, through the issuance of 1,220,422 shares.

As of January 1, 2022, Prospect Capital Management will allocate the costs under the investor services agreement to us quarterly, at an up to 0.25% per annum rate of our average monthly net assets.

On January 13, 2022, in accordance with our share pricing policy, our Board determined that an increase in our common stock public offering prices was warranted following an increase in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we increased our common stock public offering price to $13.63 per share designated as “Class R,” $12.81 per share designated as “Class RIA,” and $12.71 per share designated as “Class I” from $13.62 per share designated as “Class R,” $12.80 per share designated as “Class RIA,” and $12.70 per share designated as “Class I.” The change in the common stock public offering price was effective as of our January 14, 2022 weekly closing and first applied to subscriptions received from January 7, 2022 through January 13, 2022.

On February 3, 2022, in accordance with our share pricing policy, our Board determined that an increase in our common stock public offering prices was warranted following an increase in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we increased our common stock public offering price to $13.77 per share

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            45

designated as “Class R,” $12.94 per share designated as “Class RIA,” and $12.84 per share designated as “Class I” from $13.63 per share designated as “Class R,” $12.81 per share designated as “Class RIA,” and $12.71 per share designated as “Class I.” The change in the common stock public offering price was effective as of our February 4, 2022 weekly closing and first applied to subscriptions received from January 28, 2022 through February 3, 2022.

On January 28, 2022, we paid down $24,800,000 on the Facility. On February 11, 2022, February 15, 2022, February 18, 2022 and February 22, 2022, we made draws on the Facility of $2,000,000, $3,300,000, $5,700,000 and $4,200,000, respectively. As of February 28, 2022, there was a $15,200,000 outstanding Facility balance.

On February 22, 2022, we launched an underwritten public offering of 1,040,000 shares of 6.375% Series L Term Preferred Stock at a public offering price of $25 per share. The offering closed on February 28, 2022. We granted the underwriters an option to purchase up to an additional 156,000 shares of Series L Term Preferred Stock at the public offering price, less underwriting discounts and commissions, for 30 days after the date of the prospectus relating to the Series L Term Preferred Shares solely to cover overallotments.

On February 25, 2022, our Board of Directors declared a series of distributions for the months of March through May 2022, reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distributions.

Record Date	Payment Date	Total Amount per Share(a)
March 4, 11, 18, and 25, 2022(b)	March 28, 2022	$0.15119
April 1, 8, 15, 22, and 29, 2022	May 2, 2022	$0.08056
May 6, 13, 20, and 27, 2021	May 31, 2022	$0.08056

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

On February 25, 2022, our Board authorized and we declared a series of distributions for our Series D Term Preferred Stock Due 2029, Series F Term Preferred Stock Due 2027, Series G Term Preferred Stock Due 2026, Series H Term Preferred Stock Due 2026, Series I Term Preferred Stock Due 2028, Series J Term Preferred Stock Due 2028 and Series K Cumulative Preferred Stock payable on March 31, 2022, as reflected in the following table. Preferred stockholders of each respective Series on the record date, the close of business on March 15, 2022, will receive the respective distributions on the payment date, March 31, 2022.

	Series D Term Preferred Stock due 2029	Series F Term Preferred Stock due 2027	Series G Term Preferred Stock due 2026	Series H Term Preferred Stock due 2026	Series I Term Preferred Stock due 2028	Series J Term Preferred Stock due 2028	Series K Cumulative Preferred Stock
Total amount per share	$0.43750	$0.41406	$0.39063	$0.37500	$0.38281	$0.37500	$0.44236

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            46

DISTRIBUTION REINVESTMENT PLAN
Subject to the Company’s Board of Directors’ discretion and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. The Company have adopted an “opt in” distribution reinvestment plan pursuant to which stockholders may elect to have the full amount of their cash distributions reinvested in additional shares. Any distributions of the Company’s shares pursuant to the Company’s distribution reinvestment plan are dependent on the continued registration of the Company’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the Company’s distribution reinvestment plan are free to elect or revoke reinstatement in the distribution plan within a reasonable time as specified in the plan. If stockholders do not elect to participate in the plan, stockholders will automatically receive any distributions the Company declares in cash. For example, if the Company’s Board of Directors authorizes, and the Company declares, a cash distribution, then if stockholders have “opted in” to the Company’s distribution reinvestment plan, those stockholders will have their cash distributions reinvested in additional shares, rather than receiving cash distributions. During this offering, the Company generally intends to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, stockholders reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to the Company’s distribution reinvestment plan will have the same voting rights as shares offered pursuant to the prospectus.

If stockholders wish to receive their distribution in cash, no action will be required on their part to do so. If stockholders are a registered stockholder, they may elect to have their entire distribution reinvested in shares by notifying DST Systems, Inc., the reinvestment agent, and the Company’s transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. If stockholders elect to reinvest their distributions in additional shares, the reinvestment agent will set up an account for shares stockholders acquire through the plan and will hold such shares in non-certificated form. If stockholders shares are held by a broker or other financial intermediary, stockholders may “opt in” to the Company’s distribution reinvestment plan by notifying their broker or other financial intermediary of their election.

The Company intends to use newly issued shares to implement the plan and determine the number of shares the Company will issue to stockholders as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•during any period when the Company is making a “best-efforts” public offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and
•during any period when the Company is not making a “best-efforts” offering of the Company’s shares, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by a price equal to the net asset value as determined by the Company’s Board of Directors.

To the extent the Company’s shares are listed on an Exchange, the number of shares to be issued to stockholders shall be determined by dividing the total dollar amount of the distribution payable to stockholders by the market price per share of the Company’s shares at the close of regular trading on such Exchange on the valuation date fixed by the Company’s Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges to stockholders if they elect to participate in the distribution reinvestment plan. The Company will pay the reinvestment agent’s fees under the plan.

If stockholders receive their ordinary cash distributions in the form of shares, stockholders generally are subject to the same federal, state and local tax consequences as they would be had they elected to receive their distributions in cash. Stockholders’ basis for determining gain or loss upon the sale of shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to stockholders’ account.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            47

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of four members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (48) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2024	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of PSIF, Chief Executive Officer and President of PSIF, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration
Independent Directors
Andrew C. Cooper (59) Director (February 2013)	2024	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
William J. Gremp (78) Director (February 2013)	2023	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (64) Director (February 2013)	2022	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)The Fund Complex consists of the Company, PSIF, and PSEC.
(3)Mr. Eliasek is an interested person of the Company as defined in the 1940 Act because of his positions with PCM and our Adviser.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            48

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 42(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, PSIF, PSEC, and the Adviser of PSIF.
(1)The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the six months ended December 31, 2021.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Independent Directors
Andrew C. Cooper	31,250	—	31,250
William J. Gremp	31,250	—	31,250
Eugene S. Stark	31,250	—	31,250
	Total director compensation		$93,750
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to the Fund meeting its minimum offering requirement, our directors were not entitled to compensation. Subsequent to the Fund meeting its minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser have been and will continue to be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors are currently Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement are currently determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser and the Administration Agreement between the Company and Prospect Administration. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            49

reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT, which contains a schedule of its portfolio holdings, on a monthly basis and makes its N-PORT filings with the Securities and Exchange Commission on a quarterly basis within 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of each quarter are available on the Commission’s website at http://www.sec.gov and on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink).

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; and (ii) on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to common stockholders during the six months ended December 31, 2021 were approximately $26,275,640 for distributions from net investment income, $0 from return of capital and $0 from capital gain. Distributions to preferred shareholders during the six months ended December 31, 2021 were $7,906,828 for distributions from net investment income and $0 from return of capital.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.
•Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2022 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            50

Item 1. Reports to Stockholders (cont.).
(b) Not applicable.

Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on Form N-CSRS.
Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on Form N-CSRS.
Item 6. Investments.
(a) Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSRS.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 8. Portfolio Managers of Closed-End Investment Companies.
(a) The information required by this item is not required in a semi-annual report on Form N-CSRS.
(b) There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Neither the Registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, purchased any shares of the Registrant that are registered by the Registrant pursuant to Section 12 of the Securities Exchange Act of 1934, other than the 11,111 and 6,754 Class I Common Stock that our Adviser purchased on October 10, 2012 and February 6, 2013, respectively, for $9.00 and $21.70 per share, respectively.

On March 18, 2020, the Company announced a program for the repurchase of up to $50 million worth of the outstanding shares of the Company’s Term Preferred Stock in aggregate. The Company may, but is not obligated to, repurchase its outstanding Term Preferred Stock in the open market from time to time through six months from the date of the announcement. On February 1, 2021, our Board of Directors authorized a program for the repurchase of up to $25 million worth of our outstanding shares of our Preferred Stock in aggregate, pursuant to terms consistent with those of the program announced in March 2020.

Period	Series	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
March 18, 2020-March 31, 2020	Series A Term Preferred Stock	18,748	$18.32	18,748	$50 million
March 18, 2020-March 31, 2020	Series B Term Preferred Stock	15,082	18.25	15,082	$50 million
March 18, 2020-March 31, 2020	Series C Term Preferred Stock	52,901	18.29	52,901	$50 million
March 18, 2020-March 31, 2020	Series D Term Preferred Stock	1,000	16.93	1,000	$50 million
March 18, 2020-March 31, 2020	Series E Term Preferred Stock	60,684	18.84	60,684	$50 million
March 18, 2020-March 31, 2020	Series F Term Preferred Stock	64,652	16.99	64,652	$50 million
March 1, 2021-March 5, 2021	Series A Term Preferred Stock	13,170	25.02	13,170	$25 million
March 1, 2021-March 5, 2021	Series C Term Preferred Stock	3,710	25.20	3,710	$25 million
March 1, 2021-March 5, 2021	Series D Term Preferred Stock	1,942	25.27	1,942	$25 million
March 1, 2021-March 5, 2021	Series E Term Preferred Stock	17,642	25.02	17,642	$25 million
March 1, 2021-March 5, 2021	Series F Term Preferred Stock	1,920	25.00	1,920	$25 million

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b)There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.
(a)(3) Not applicable.
(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 28, 2022

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 28, 2022